Farmers New World Life Insurance Company
Home Office: 3003 77th Avenue S.E.
Mercer Island, WA 98040
(206) 232-8400
Variable Policy Service Office:
PO Box 724208
Atlanta, GA 31139
(877) 376-8008

February 26, 2010

Dear Farmers Client:

Farmers Life® is pleased to continue with our customized process for producing and distributing annual reports to our Farmers Variable Life and Variable Annuity customers.

Your customized annual report is enclosed. The report provides an update on the relevant portfolios’ performance as of December 31, 2009. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free, at (877) 376-8008.

Also, please see the enclosed notice regarding our new e-Delivery service, where you can choose to receive these and similar documents electronically. The service is easy, efficient, and environmentally friendly.

We appreciate your business and look forward to continuing to serve your insurance needs.

IMPORTANT INFORMATION ABOUT eDELIVERY

We are excited to announce that we will begin providing eDelivery via email and web-based service. If you would like to continue electronic delivery, it is necessary that you enroll at www.farmers.com. Please see enclosed notice for enrollment instructions. Thank you for joining us in our efforts to “go paperless!”

Sincerely,

Harris Mortensen Assistant Vice President, Insurance Operations

Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301-2054 / (818) 584-0200 Member FINRA & SIPC

Information about the Securities Investor Protection Corporation (SIPC) including the SIPC Brochure may be obtained by contacting SIPC at (202) 371-8300 or via the internet at www.sipc.org

Farmers New World Life Insurance Company
Home Office: 3003 77th Avenue S.E.
Mercer Island, WA 98040
(206) 232-8400
Variable Policy Service Office:
PO Box 724208
Atlanta, GA 31139
(877) 376-8008

February 26, 2010

Dear Farmers Client:

You have consented to the delivery of fund company annual and semi-annual reports in electronic format, currently being fulfilled by means of compact disc (cd). You have indicated that you have access to a personal computer with the appropriate computer hardware and software to access and view the documents.

Enclosed, please find a cd containing fund company annual reports, which provide an update on the relevant portfolios’ performance as of December 31, 2009. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract or you wish to receive these reports in paper format, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free, at (877) 376-8008.

We appreciate your business and look forward to continuing to serve your insurance needs.

IMPORTANT INFORMATION ABOUT eDELIVERY

We are excited to announce that we will begin providing eDelivery via email and web-based service. If you would like to continue electronic delivery, it is necessary that you enroll at www.farmers.com. Please see enclosed notice for enrollment instructions. Thank you for joining us in our efforts to “go paperless!”

Sincerely,

Harris Mortensen Assistant Vice President, Insurance Operations

Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301-2054 / (818) 584-0200 Member FINRA & SIPC

Information about the Securities Investor Protection Corporation (SIPC) including the SIPC Brochure may be obtained by contacting SIPC at (202) 371-8300 or via the internet at www.sipc.org